LIMITED POWER OF ATTORNEY

					 (ATTORNEY-IN-FACT TO
EXECUTE
					SEC FORMS 3, 4, AND 5 FILINGS)

KNOW ALL MEN BY THESE
PRESENTS:

	    THAT the undersigned individual, as an Officer or Director of Lowrance
Electronics, Inc., a Delaware corporation, is required pursuant to the provisions of Section 16 of the Securities
Exchange Act of 1934 (the "Act") to
make certain reports to the
Securities and Exchange Commission, including the filing of reports on
Forms 3, 4, and 5, and does hereby make, constitute and appoint H. Wayne
Cooper as his true and lawful attorney, for him, and in his name, place and stead, to sign, on his behalf, such applications to file, and to file such Forms 3, 4, and 5 reports, giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the premises, as fully, to all intents and purposes, as he might or could do, hereby ratifying and confirming all that his attorney shall lawfully do, or cause to be done, by virtue hereof.

	    The power of attorney granted
herein shall expire on the earlier of the date on which the undersigned individual ceases to be subject to the reporting requirements of Section
16 of the Act or until revoked.

	    IN WITNESS WHEREOF, the
undersigned has subscribed his name hereto this 28th day of December,
2005.

								    /s/ Paul C. Murphy

-----------------------------------
								    Paul C. Murphy




STATE OF OKLAHOMA		)
					  ) ss.
COUNTY OF TULSA		  )


Before me, the undersigned, a Notary Public in and for said County and

State, on this 28th day of December, 2005, personally appeared Paul C. Murphy, to me known to be the identical person who subscribed his name to the foregoing
Power of Attorney, and he acknowledged to me that he executed the same as his free and voluntary act and deed, for the uses and purposes therein set forth.

	    Given under my hand and seal of
office the day and year last above
written.

											/s/ Janice E.
Dorsey
											-------------------------
											Notary Public

											99014022
											-------------------------

											Commission Number

My Commission Expires:

Sept. 5,
2007
-------------------------

    [Notarial Seal]

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